Exhibit 10.1

December 5, 2005

ASIANADA, INC.
2288 West 40th Avenue, Suite 802
Vancouver, British Columbia
Canada V6M 1W6

Ladies and Gentlemen:

RE:   ASIANAD Mineral Claims

Helen Gao holds in trust for Asianada, Inc. an undivided interest in the following claim:

Tenure No.	Claim Name	Record Date	Expiration Date
523685	ASIANAD	12-05-2005	12-09-2006

Helen Gao will deliver full title on demand to Asianada, Inc. for as long as the claims are in good standing with the Province of British Columbia.

Yours truly,

HELEN GAO
Helen Gao